UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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CRAWFORD UNITED CORPORATION

(Name of Registrant as Specified In Its Charter)

Hickok Incorporated

(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

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CRAWFORD UNITED CORPORATION

Notice of 2020 Annual Meeting of Shareholders

and

Proxy Statement

Crawford United Corporation

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

May 11, 2020

Dear Shareholder:

On behalf of the Board of Directors, it is my pleasure to invite you to attend the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Crawford United Corporation (the “Company”). The 2020 Annual Meeting will be held at our office located at 10514 Dupont Avenue, Suite 200 Cleveland, Ohio 44108, on Tuesday, June 30, 2020, beginning at 2:00 p.m. EDT.

Included with this letter is a Notice of the 2020 Annual Meeting of Shareholders and information relating to the proxy sought from shareholders in connection therewith. Please review the enclosed materials for detailed information regarding the following proposals, each of which will be submitted to the shareholders at the 2020 Annual Meeting:

1.	To elect five Directors;
2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s independent registered public accounting firm for 2020; and
3.	To transact such other business as may properly come before the 2020 Annual Meeting or any adjournment thereof.

The material delivered herewith also contains details regarding executive officer and Director compensation and other corporate governance matters, as well as important information relating to the 2020 Annual Meeting and proxy requested in connection therewith. The materials included herewith are first being mailed to our shareholders on or about May 18, 2020.

Your vote is very important. Whether or not you plan to attend the 2020 Annual Meeting, please cast your vote at your earliest convenience by completing the enclosed Proxy Card and returning it to the Company in accordance with the instructions set forth herein. Your vote by proxy before the 2020 Annual Meeting will ensure representation of your shares at the 2020 Annual Meeting even if you are unable to attend. The proxy that you deliver to the Company may be revoked at any time prior to the time it is voted at the 2020 Annual Meeting. As such, you may still vote your shares at the 2020 Annual Meeting if you ultimately decide to attend, even if you have previously signed and returned the enclosed Proxy Card.

 We are actively monitoring the health and safety concerns and government recommendations and restrictions related to the COVID-19 pandemic. In the event it is not possible or advisable to hold our Annual Meeting at a physical location, we will announce our decision by press release and posting on our website, as well as through a filing with the Securities and Exchange Commission. Due to the public impact of the COVID-19 outbreak and to support the health and well-being of our employees and shareholders, we strongly encourage you to consider voting and submitting your proxy in advance of the Annual Meeting in lieu of attending the meeting in person.

Thank you for your continued support of Crawford United Corporation.

Sincerely,

 /s/ Brian E. Powers

Brian E. Powers

Chairman and Chief Executive Officer

Important Notice regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders of Crawford United Corporation to be held on Tuesday, June 30, 2020: The Proxy Statement contained herein and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 are available at: www.edocumentview.com/CRAWA.

CRAWFORD UNITED CORPORATION

Notice of 2020 Annual Meeting of Shareholders

and Proxy Statement

TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

PROXY STATEMENT

INFORMATION REGARDING THE SOLICITATION OF PROXIES	2

INFORMATION REGARDING THE VOTING OF COMMON SHARES	3

SHAREHOLDER VOTE REQUIRED TO APPROVE PROPOSALS	4

RECOMMENDATIONS OF THE BOARD OF DIRECTORS	5

BENEFICIAL OWNERSHIP OF COMMON SHARES	6

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	8

PROPOSAL 1: ELECTION OF DIRECTOR NOMINEES	9

DIRECTOR NOMINEES	10

TRANSACTIONS WITH MANAGEMENT	11

CORPORATE GOVERNANCE MATTERS	13

DIRECTOR COMPENSATION	15

AUDIT COMMITTEE REPORT	16

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	19

SHAREHOLDER PROPOSALS AT 2021 ANNUAL MEETING AND OTHER MATTERS	20

Crawford United Corporation

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

May 11, 2020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

OF CRAWFORD UNITED CORPORATION

TO BE HELD TUESDAY JUNE 30, 2020

The 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) of Crawford United Corporation (the “Company,” “we,” “us,” or “our”) will be held at our office located at 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108, on Tuesday, June 30, 2020, beginning at 2:00 p.m. EDT, for the following purposes:

1.

To elect as Directors the five (5) nominees named in the proxy statement and recommended by the Board of Directors (the “Board”) to a term of office that will expire at the 2021 Annual Meeting of the Shareholders;

2.	To ratify the appointment of Meaden & Moore, Ltd. as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2020; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The Board has fixed the close of business on May 1, 2020 as the record date for the determination of shareholders entitled to notice of, and to vote at, the 2020 Annual Meeting and any postponement or adjournment thereof.

We are actively monitoring the health and safety concerns and government recommendations and restrictions related to the COVID-19 pandemic. In the event it is not possible or advisable to hold our Annual Meeting at a physical location, we will announce our decision by press release and posting on our website, as well as through a filing with the Securities and Exchange Commission. Due to the public impact of the COVID-19 outbreak and to support the health and well-being of our employees and shareholders, we strongly encourage you to consider voting and submitting your proxy in advance of the Annual Meeting in lieu of attending the meeting in person. Please mark, sign and return the proxy card in the enclosed envelope. No postage is required if mailed in the United States.

By Order of the Board of Directors,

Brian E. Powers, Chairman of the Board and Chief Executive Officer

IMPORTANT: PLEASE FILL IN AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT TO THE COMPANY USING THE ACCOMPANYING ENVELOPE, EVEN IF YOU DO NOT EXPECT TO ATTEND THE 2020 ANNUAL MEETING. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE TIME IT IS VOTED AT THE 2020 ANNUAL MEETING. AS SUCH, YOU MAY STILL VOTE YOUR SHARES SHOULD YOU DECIDE TO ATTEND THE 2020 ANNUAL MEETING EVEN IF YOU HAVE PREVIOUSLY SIGNED AND RETURNED YOUR PROXY.

Crawford United Corporation

10514 Dupont Avenue, Suite 200

Cleveland, Ohio 44108

 May 11, 2020

__________________________________________

PROXY STATEMENT

FOR THE

2020 ANNUAL MEETING OF SHAREHOLDERS

        OF CRAWFORD UNITED CORPORATION

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Crawford United Corporation, an Ohio corporation (the “Company,” “we,” “us,” or “our”), of the enclosed form of proxy for use at the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”) to be held on Tuesday, June 30, 2020.

INFORMATION REGARDING

THE SOLICITATION OF PROXIES

This Proxy Statement is being furnished to shareholders of the Company in connection with the solicitation of proxies by the Board for use at the 2020 Annual Meeting and any adjournments or postponements that may occur. The time, place and purposes of the 2020 Annual Meeting are set forth in the Notice of 2020 Annual Meeting of Shareholders (the “Notice”), which accompanies this Proxy Statement. This Proxy Statement is dated May 11, 2020, and is first being mailed to our shareholders on or about May 18, 2020.

■ Solicitation of Proxies; Related Expenses: As a shareholder of the Company, you are entitled to vote on the important proposals described in this proxy statement. Since it is not practical for all shareholders to attend the 2020 Annual Meeting and vote in person, the Board is seeking your proxy to vote on matters submitted to the shareholders for approval. The expense of soliciting proxies, including the cost of preparing, assembling, and mailing the Notice, Proxy Statement, and Proxy will be paid by the Company. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone or other electronic means, and the Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. While the Company presently intends that solicitations will be made only by Directors, officers, and employees of the Company, the Company may retain outside solicitors to assist in the solicitation of proxies. Any expenses incurred in connection with the use of outside solicitors will be paid by the Company.

■ Revocation of Proxies: Any person giving a Proxy pursuant to this solicitation may revoke it at any time prior to the voting of such Proxy at the 2020 Annual Meeting. The General Corporation Law of Ohio provides that a shareholder, without affecting any vote previously taken, may revoke a Proxy not otherwise revoked by a later appointment received by the Company or by giving notice of revocation to the Company in writing, in a verifiable communication, or in open meeting. The mere presence of a shareholder at the 2020 Annual Meeting is not sufficient to constitute a valid revocation of a Proxy that was previously-executed and delivered to the Company.

INFORMATION REGARDING

THE VOTING OF COMMON SHARES

AT THE 2020 ANNUAL MEETING

■ Record Date; Number of Shares Entitled to Vote: The Board has established May 1, 2020 as the record date for the 2020 Annual Meeting (the “Record Date”). Shareholders who own shares of Class A Common Stock and/or shares of Class B Common Stock of the Company (collectively, the “Common Shares”) at the close of business on such Record Date are entitled to notice of and to vote at the 2020 Annual Meeting. As of the Record Date, there were 2,537,629 shares of Class A Common Stock (collectively, the “Class A Common Shares”) and 771,848 shares of Class B Common Stock (collectively, the “Class B Common Shares”) outstanding and entitled to vote at the 2020 Annual Meeting.

■ Voting Rights: Holders of Class A Common Shares are entitled to one (1) vote for each Class A Common Share owned as of the Record Date. Holders of Class B Common Shares are entitled to three (3) votes for each Class B Common Share owned as of the Record Date.

■ Quorum: Pursuant to the applicable provisions of the General Corporation Law of Ohio and the Amended and Restated Code of Regulations of the Company, a quorum of shareholders will be present at the 2020 Annual Meeting if holders of at least a majority of the Common Shares outstanding as of the Record Date are present in person or by proxy at the 2020 Annual Meeting. In accordance with the General Corporation Law of Ohio, the inspectors of election appointed by the Board (the “Inspectors of Election”) will determine the presence of a quorum of shareholders at the 2020 Annual Meeting. The Inspectors of Election intend to treat properly executed proxies marked “abstain” as “present” for these purposes. The Inspectors of Election will also treat as “present” shares held in “street name” by brokers that are voted on at least one proposal to come before the 2020 Annual Meeting.

■ Voting of Common Shares: If you are a shareholder of record as of the Record Date, you may vote your Common Shares in person at the 2020 Annual Meeting, or by signing and returning the Proxy Card enclosed. If you hold Common Shares through a broker or nominee, you may vote in person at the 2020 Annual Meeting only if you have obtained a signed proxy from your broker or nominee giving you the right to vote your shares. If you hold Common Shares in street name through a broker or other nominee, you should follow their instructions on how to vote your shares, which may include electronic voting instructions. Brokerage firms have the authority under stock exchange rules to vote shares on certain “routine” matters when their customers do not provide voting instructions. However, on other matters, when the brokerage firm has not received voting instructions from its customers, the brokerage firm cannot vote the shares on that matter and a “broker non-vote” occurs. Proposal 2 related to the ratification of the appointment of the Company's independent registered public accounting firm is a routine matter, but Proposal 1 is a non-routine matter. Please be sure to give specific voting instructions to your broker so that your vote can be counted.

■ Voting by Proxy: All validly executed Proxies delivered pursuant to this solicitation will be voted at the 2020 Annual Meeting, in each instance in accordance with any directions contained therein. If no directions are given, a validly executed Proxy will be voted in favor of each of the proposals described in this Proxy Statement. The Board does not know of any matters to be presented at the 2020 Annual Meeting other than those stated in the Notice of Annual Meeting of Shareholders. However, if other matters properly come before the 2020 Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote based on their best judgment on any other matters unless instructed to do otherwise.

SHAREHOLDER VOTE REQUIRED

TO APPROVE PROPOSALS

■ Vote Required for the Election of Director Nominees: The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the 2020 Annual Meeting, or any adjournments thereof, for the election as Directors of the nominees named in this Proxy Statement unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors. If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of such nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board.

■ Vote Required to Approve Ratification of Independent Registered Accounting Firm: The proposal to ratify the appointment of Meaden & Moore, Ltd. as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2020 will be decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2020 Annual Meeting. In voting for such proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against.

■ Vote Required to Approve Additional Proposals (if any): Any additional questions and matters brought before the 2020 Annual Meeting will be, unless otherwise provided by the Amended and Restated Articles of Incorporation of the Company or the General Corporation Law of Ohio, decided by the vote of the holders of a majority of the outstanding votes thereon present in person or by proxy at the 2020 Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal.

RECOMMENDATIONS

OF THE BOARD OF DIRECTORS

The Board recommends that shareholders vote:

■	IN FAVOR OF the election of the five (5) Director nominees for a one-year term expiring at the 2021 Annual Meeting of Shareholders.

■	IN FAVOR OF the ratification of the appointment of Meaden & Moore, Ltd. as the Company’s the independent registered public accounting firm for the fiscal year ending December 31, 2020.

***

BENEFICIAL OWNERSHIP

OF COMMON SHARES

The following table sets forth, as of May 1, 2020 (unless otherwise noted), the beneficial ownership of the Company’s Common Shares by:

■	each person or group known to the Company to be the beneficial owner of more than five percent (5%) of the outstanding Common Shares;

■	each Director, each Director nominee identified in this Proxy Statement, and each named executive officer (“Named Executive Officer”) of the Company; and

■	all of the Company’s Directors and executive officers as a group.

Unless otherwise noted, the shareholders listed in the table below have sole voting and investment powers with respect to the Common Shares beneficially owned by them. The address of each Director, nominee for Director, and executive officer is 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108. As of May 1, 2020, there were 2,537,629 Class A Common Shares and 771,848 Class B Common Shares outstanding.

Name	Number / Class of Common Shares Beneficially Owned (1)	Percentage of Outstanding Common Shares
Directors and Executive Officers
Matthew V. Crawford	1,146,144 Class A Common Shares (6) (10) 375,912 Class B Common Shares (7) (10)	45.1% 48.7%
Brian E. Powers	60,000 Class A Common Shares	2.4%
Steven H. Rosen	682,407 Class A Common Shares (6) (8) 170,000 Class B Common Shares (7)	26.9% 22.0%
Kirin M. Smith	70,049 Class A Common Shares (9)	2.8%
Luis E. Jimenez	0 Class A Common Shares	*
Kelly J. Marek	21,000 Class A Common Shares	*
All Directors and Executive Officers (as a group)	1,300,258 Class A Common Shares(11) 375,912 Class B Common Shares	51.2% 48.7%
Other Principal Beneficial Owners
Edward F. Crawford	457,848 Class A Common Shares (8) (10) 197,838 Class B Common Shares (10)	18.0% 25.6%
Patricia H. Aplin(2) 1178 Bellingham Drive Oceanside, CA 92057	112,752 Class A Common Shares (3) (4) 118,042 Class B Common Shares (3) (4)	4.4% 15.3%
Jennifer Elliot 1178 Bellingham Drive Oceanside, CA 92057	112,752 Class A Common Shares (3) (4) 118,042 Class B Common Shares (3) (4)	4.4% 15.3%
Roundball, LLC 1660 West 2nd Street, Suite 1100 Cleveland, Ohio 44113	672,407 Class A Common Shares (6) 170,000 Class B Common Shares (7)	26.5% 22.0%
Three Bears Trust 1660 West 2nd Street, Suite 1100 Cleveland, Ohio 4412	672,407 Class A Common Shares (6) 170,000 Class B Common Shares (7)	26.5% 22.0%
First Francis Company Inc. 6065 Parkland Boulevard Cleveland, OH 44124	911,250 Class A Common Shares (10) 403,750 Class B Common Shares (10)	35.9% 52.3%
SC Fundamental Value Fund LP 747 Third Avenue New York, NY 10017	40,000 Class B Common Shares (5)	5.2%

* Less than one percent.

(1)

Pursuant to Rule 13d-3 under the Exchange Act (“Rule 13d-3”), a person is deemed to be a beneficial owner of a security if he or she has or shares voting or investment power with respect to such security or has the right to acquire beneficial ownership within 60 days. Accordingly, the amounts shown throughout this Proxy Statement do not purport to represent beneficial ownership, except as determined in accordance with Rule 13d-3.

(2)	Daughter of the late Robert D. Hickok.

(3)	Shares are held by the Aplin Family Trust.

(4)	The ownership of 112,752 Class A Common Shares and 118,042 Class B Common Shares held by the Aplin Family Trust are attributed to Mrs. Elliott pursuant to the SEC’s rules.

(5)	Shares acquired in October 2018.

(6)

According to Schedule 13D/A filed January 13, 2015 with the Securities and Exchange Commission ("SEC"), Roundball LLC (“Roundball”), The Three Bears Trust, Matthew V. Crawford, and Steven H. Rosen have shared voting and dispositive power over 693,285 shares of the Company’s Class A Common Shares, including 20,000 of the Company's Class B Common Shares, rights to acquire Class A Common Shares through a warrant agreement, and rights to convert outstanding debt into Class A Common Shares.  Subsequent to January 13, 2015, Roundball exercised the warrants to acquire Class A Common Shares and converted the outstanding debt into Class A and Class B Common Shares, pursuant to the conversion rights, as amended.  The beneficial ownership of 672,407 Class A Common Shares held by Roundball is attributable to Mr. Matthew V. Crawford, Three Bears Trust, and Mr. Rosen pursuant to the SEC’s rules.

(7)	The beneficial ownership of 170,000 Class B Common Shares held by Roundball is attributed to Mr. Matthew V. Crawford, Three Bears Trust, and Mr. Rosen pursuant to the SEC’s rules.

(8)	Includes 1,000 Class A Common Shares which may be acquired upon the exercise of immediately exercisable options.

(9)

According to Schedule 13D/A filed January 18, 2011 with the SEC, the following reporting persons have shared voting and shared dispositive power over 51,114 shares of the Company's Class A  Common Shares:  Intrinsic Value Capital, L.P., Glaubman & Rosenberg Partners, LLC, Glaubman & Rosenberg Advisors, LLC, Joseph Hain and Kirin Smith.  According to Form 4 filed December 27, 2019, Kirin Smith has sole voting and dispositive power over an additional 16,935 such shares (for a total, combined with the above mentioned 51,114 shares, of 68,049 Class A Common Shares).  In addition, there are 2,000 Class A Common Shares which may be acquired by Mr. Smith upon the exercise of immediately exercisable options.

(10)

First Francis Company Inc. is owned and controlled 49% by Mr. Edward Crawford and 51% by Mr. Matthew Crawford. The table assumes that Messrs. Edward and Matthew Crawford share the beneficial ownership of the Company stock in accordance with their ownership of First Francis Company Inc.

(11)

Includes 17,334 Class A Common Shares which the Directors and the Executive Officers of the Company have the right to acquire upon the exercise of immediately exercisable options and unvested restricted stock awards.

DELINQUENT SECTION 16(a) REPORTS

Under the U.S. securities laws, specifically, Section 16(a) of the Exchange Act, our Directors, executive officers, and beneficial owners of more than 10% of our Class A Common Shares are required to report their initial ownership of Common Shares and any subsequent changes in that ownership to the SEC. Due dates for the reports are specified by those laws, and we are required to disclose in this proxy statement any failure in the past year to file by the required dates. Based solely on written representations of our Directors and executive officers and on copies of the reports that they have filed with the SEC, it is our belief that all of our Directors and executive officers complied with all Section 16(a) filing requirements applicable to them with respect to transactions in our equity securities during fiscal year 2019, except for a Form 4 related to the June 18, 2019 transaction in which Edward V. Crawford exercised 1,000 options to purchase the Company’s Class A Common Shares at a price of $2.925 per share. The Form 4 representing this transaction was filed on July 1, 2019. This late filing was due to an inadvertent error.

PROPOSAL 1:

ELECTION OF DIRECTOR NOMINEES

■ The Board: The Amended and Restated Code of Regulations of the Company requires that the Board consist of at least five (5) but not more than ten (10) members. The number of Directors of the Company is presently fixed at eight (8). The term of office of each Director expires annually. The individuals elected to the office of Director at the 2020 Annual Meeting will hold office until the earlier of the next Annual Meeting of Shareholders or until their successors have been duly elected and qualified. Roundball was provided with certain rights to nominate individuals for election to the Board pursuant to the terms of a Convertible Loan Agreement, entered into between the Company and Roundball on December 30, 2011 (as amended from time to time, the “Convertible Loan Agreement”), and described in detail in the “Transactions with Management” section of this Proxy Statement.

■ Number of Directors; Vacancies: The Board has determined that the number of Directors should remain fixed at eight (8) and desires to elect nominees to five (5) of such directorships, leaving three (3) vacant seats on the Board. The Board believes that the election of three fewer Directors than the number authorized will provide the Board with flexibility during the year to appoint additional members to the Board, when and if an individual whose services would be beneficial to the Company and its shareholders is identified. Additionally, this flexibility will enable the Company to comply with the director designating rights described below.

■ Election of Nominees: The Board has determined that five (5) of the eight (8) seats on the Board should be filled by the nominees hereinafter named and is submitting the nominees hereinafter named for election as Directors by the shareholders. Proxies cannot be voted for a greater number of individuals than the number of nominees hereinafter named. Information about each of the Director nominees is set forth on the following page. Each of the nominees has indicated his or her willingness to serve as a Director, if elected. The Board is seeking the approval of the shareholders at the 2020 Annual Meeting to elect the five (5) nominees identified herein to serve on the Board for a term expiring at the earlier of the 2021 Annual Shareholders’ Meeting or until their successors have been duly elected and qualified.

■ Voting; Approval Requirements: The nominees receiving the greatest number of votes will be elected. The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the 2020 Annual Meeting, or any adjournments thereof, for the election as Directors of the nominees named below unless the shareholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. Abstentions and broker non-votes will have no effect on the election of Directors.

■ Cumulative Voting: If cumulative voting is in effect, the Proxy holders shall have full discretion and authority to vote for any one or more of such nominees. In the event that the voting is cumulative, the Proxy holders will vote the shares represented by each Proxy so as to maximize the number of nominees elected to the Board. However, the shares represented by each Proxy cannot be voted by the Proxy holders for a greater number of nominees than those identified in this Proxy Statement. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board.

■ Board Recommendation: The Board recommends that shareholders vote IN FAVOR OF the election of the five (5) Director nominees for a one-year term expiring at the 2021 Annual Meeting of Shareholders.

DIRECTOR NOMINEES

Matthew V. Crawford, 50, was appointed to the Company’s Board in 2014. In 2018, Mr. Crawford was elected Chairman of the Board of Directors and appointed as Chief Executive Officer of Park-Ohio Holdings Corp (“Park-Ohio”) in 2018. Prior to that, he served as President and Chief Operating Officer since 2003 and has served on the Park-Ohio Board since 1997. Mr. Crawford has served as the President of The Crawford Group (a venture capital, management consulting company) since 1995. Mr. Crawford has amassed extensive knowledge of public and private company strategies and operations. Mr. Crawford was designated to serve per the Roundball contractual rights under the Convertible Loan Agreement.

Brian E. Powers, 57, was appointed to the Board in 2014 was appointed as President and Chief Executive Officer of the Company in September 2016. Prior to joining the Company, Mr. Powers served as Owner of Brian Powers & Associates LLC since 2001 (management consulting firm); Chief Administrative Officer and General Counsel of Greencastle LLC (developer of data centers and clean energy projects), 2014-2015; Managing Director of League Park Advisors LLC (mid-market investment banking firm) from 2010 to 2014; Chief Executive Officer of Caxton Growth Partners LLC (strategic management consulting firm) from 2001 to 2010, Mr. Powers brings over 20 years of diverse experience as a business executive, entrepreneur, management consultant, corporate lawyer and investment banker to the Board.

Luis E. Jimenez, 50, was appointed to the Board in 2019. Mr. Jimenez is the Founder and Managing Member of Madison Sixty LLC, a private investment, consulting and advisory firm, where he has served since 2014. From 2011 to 2014, Mr. Jimenez was Head Portfolio Manager and Risk Management Officer at OpenArc Asset Management, LLC, an investment and asset management firm. Prior to that, Mr. Jimenez served in portfolio management positions at various hedge fund and asset management firms while also serving as a key member on multiple committees. Mr. Jimenez brings deep experience and expertise in asset management, investment analysis and risk management to the Board.

Steven H. Rosen, 49, was appointed to the Board in 2012. Mr. Rosen has served as Co-Chief Executive Officer and Co-Founder of Resilience Capital Partners (private equity firm) since 2001. Mr. Rosen brings to the Board an extensive background in mergers and acquisitions, financial analysis and consulting as well as contacts throughout the financial and investing field. Mr. Rosen serves on the Board of Directors for Park-Ohio Holdings Corp. and AmFin Financial Corporation. Mr. Rosen was designated to serve pursuant to Roundball’s contractual right under the Convertible Loan Agreement.

Kirin M. Smith, 42, was appointed to the Board in 2009. Mr. Smith has served as Managing Partner of Intrinsic Value Capital, L.P. (fundamental equity investment fund) since November 2005; Chief Operating Officer of ProActive Capital Group (capital markets advisory firm) since January 2012; Assistant Vice President of Financial Dynamics (business and financial communications consultancies) for five years prior to November 2005. Mr. Smith brings an extensive background in financial analysis and consulting to the Board, as well as contacts throughout the financial and investing field. Mr. Smith also represents major Class A Common Stock shareholders, bringing this perspective to the Board as well.

TRANSACTIONS WITH MANAGEMENT

During the fiscal year ended December 31, 2019, no transactions were proposed or occurred that are required to be disclosed pursuant to Item 404 of Regulation S-K under the Exchange Act, except as follows:

■ Convertible Loan Agreement with Roundball, LLC: On December 30, 2011, management entered into a Convertible Loan Agreement with Roundball. The Convertible Loan Agreement provides approximately $467,000 of liquidity to meet ongoing working capital requirements of the Company and allows $250,000 of borrowing on the agreement at the Company's discretion at an interest rate of 0.25%. Roundball, a major shareholder of the Company, is an affiliate of Steven Rosen and Matthew Crawford, Directors of the Company.

There have been several amendments to the original agreement over the years for the purpose of extending the existing terms of the Convertible Loan Agreement. On December 29, 2018, management entered into Amendment No. 7 of the Convertible Loan Agreement with Roundball. The amended Convertible Loan:

●	Continues to provide approximately $467,000 of liquidity to meet on going working capital requirements;
●	Continues to allow $250,000 of borrowing on the agreement at the Company's discretion at an interest rate of 0.34%;
●	Expands the rights available to Roundball under the Roundball Conversion Option (the “Conversion Option”) to include the option, exercisable by Roundball in its sole discretion, and subject to requisite shareholder approval thereof and the terms and conditions set forth therein, to purchase up to 75,000 shares of Class B Common Stock of the Company at the Conversion Price; and
●	Extends the due date of the loan agreement from December 30, 2018 to December 30, 2019.

As part of the Convertible Loan, the parties entered into a Warrant Agreement, dated December 30, 2012 (as amended to date, the “Warrant Agreement”), whereby the Company issued a warrant to Roundball to purchase, at its option, up to 100,000 shares of Class A Common Stock of the Company at an exercise price of $2.50 per share, subject to certain anti-dilution and other adjustments. The Warrant Agreement, as amended, expired December 30, 2019.

On December 11, 2019, Roundball provided notice to the Company of its exercise of the Conversion Option and exercised the Warrants. On December 18, 2019, the Company issued 75,000 Class B Shares and 251,489 shares of the Company’s Class A common stock (the “Class A Shares”) to Roundball following the Company’s receipt on December 11, 2019, of a notice from Roundball of its exercise of the Conversion Option in respect of $466,880 of the principal and interest amount outstanding under the Promissory Note between the Company and Roundball, thereupon retiring all outstanding debt incurred and accrued interest under the Promissory Note.

On December 11, 2019, Roundball exercised the Warrants for 100,000 of the Company’s Class A Shares at an exercise price of $2.50 per share, resulting in an aggregate exercise price of $250,000.

The outstanding balance on the Convertible Loan as of December 31, 2019 and 2018, respectively was $0 and $200,000.

■ Promissory Notes Issued to First Francis Company Inc.: The Company has two separate outstanding promissory notes with First Francis Company Inc. (“First Francis”), which were originally issued in July 2016 in connection with the acquisition of Federal Hose Manufacturing (“Federal Hose”) and which were amended in July 2018 in connection with acquisition of CAD. The first promissory note was issued with original principal in the amount of $2,000,000, and the second was issued with original principal in the amount of $2,768,662. The promissory notes each have an interest rate of 6.25% per annum, which was increased from 4.0% per annum as part of the July 2018 amendments to the Credit Agreement. In addition, the promissory note with original principal amount of $2,768,662 was amended in July 2018 to provide for a conversion option commencing July 5, 2019 which allows First Francis to convert the promissory note, in whole in part with respect to a maximum amount of $648,000, into shares of the Company’s Class B common stock at the price of $6.48 per share (subject to adjustment), subject to shareholder approval which was obtained on May 10, 2019.  On July 9, 2019, First Francis exercised its option to convert $648,000 of existing indebtedness into 100,000 Class B Common Shares of the Company. First Francis is owned by Matthew Crawford, who serves on the Board of the Company, and Edward Crawford, who retired as an executive officer and resigned from the Board of the Company in June 2019.

■ Federal Hose. The Company purchased Federal Hose on July 1, 2016 from First Francis, an entity owned by Matthew Crawford, who serves on the Board of the Company, and Edward Crawford, who served on the Board until June 17, 2019. The Merger Agreement provided that the Company acquire all of the membership interests of Federal Hose in exchange for an aggregate of (i) 911,250 Class A Common Shares; (ii) 303,750 Class B Common Shares; and (iii) $4,768,662 in certain promissory notes issued by the Company, which bear interest at an annual rate of 4% payable quarterly, are subject to redemption over a mandatory 10-year amortization schedule and are required to be fully redeemed within six years of their issuance date. In connection with this transaction, the Company also entered into a ten-year lease agreement with Edward Crawford for use of a facility in Painesville, Ohio, out of which the Federal Hose business is operated. The Company, through its Federal Hose subsidiary, paid rent to Edward Crawford during fiscal year 2019 in the amount of $15,000 per month under the lease agreement.

■ Fluid Routing Systems (FRS). During the fiscal year ended December 31, 2019, the Company, through Federal Hose and in connection with the operation of the Industrial Hose segment, purchased an aggregate total of $312,131 of extruded rubber hose and thermal-plastic hose and fittings from Fluid Routing Systems, Inc. (“FRS”), a distributor of hydraulic hose parts and components and wholly-owned subsidiary of Park-Ohio. In April, 2019, the Company entered into a lease agreement with FRS to rent 7,500 square feet for $36,000 per annum for the purpose of warehousing and distributing hoses. The term of the lease is five years. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford retired as an executive officer and resigned from the Board of Directors in June 2019.

■HydraPower Dynamics: During the fiscal year ended December 31, 2019 the Company, through Federal Hose and in connection with the operation of the Industrial Hose segment, purchased an aggregate total of $539,598 of silicone hose from HydraPower, a distributor of silicone hose parts and components and wholly-owned subsidiary of Park-Ohio. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford retired as an executive officer and resigned from the Board of Directors in June 2019.

■ Arizona Cast Turbine, LLC. During the fiscal year ended December 31, 2019, the Company, through CAD Enterprises and in connection with the operation of the Aerospace Components segment, purchased an aggregate total of $2,749,913 of castings from Arizona Cast Turbine, LLC (“ACT”), a closely-held entity in which Edward F. Crawford and Matthew V. Crawford, or certain entities affiliated therewith, own a minority equity interest, which was sold in June 2019. CAD’s casting supply relationship with ACT pre-dates the Company’s acquisition of the Aerospace Components segment.

■ KT Acquisition LLC (Komtek Forge): During the fiscal year ended December 31, 2019, the Company, through CAD Enterprises and in connection with the operation of the Aerospace Components segment, purchased an aggregate total of $368,788 of forgings from KT Acquisition LLC d/b/a Komtek Forge (“Komtek”), a private trust of which Edward F. Crawford is trustee. CAD’s forging supply relationship with Komtek pre-dates the Company’s acquisition of the Aerospace Components segment.

■ Supply Technologies: During the fiscal year ended December 31, 2019, the Company, through Air Enterprises and CAD Enterprises and in connection with the operation of the Commercial Air Handling and Aerospace Components segments, purchased an aggregate total of $379,785 of supplies with Supply Technologies, a wholly-owned subsidiary of Park-Ohio that specialized in supplier selection and management, planning, implementing, and managing the physical flow of product for customers. Edward F. Crawford and Matthew V. Crawford (or their respective affiliates) are the record and/or beneficial owners of shares of capital stock of Park-Ohio (a publicly traded holding company). Matthew V. Crawford is an executive officer and member of the Board of Directors thereof; Edward F. Crawford retired as an executive officer and resigned from the Board Directors in June 2019.

.

CORPORATE GOVERNANCE MATTERS

■ Board Leadership Structure: Our Company’s Board does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated. The Board believes it is in the best interests of the shareholders to make this determination based on the position and direction of the Company and the composition of the Board and management team. Currently, the Board has determined that it is in the best interests of the shareholders at this time for the roles of Chief Executive Officer and Chairman of the Board to be served by a single person.

■ Qualification of Directors: Qualifications for consideration as a Board nominee may vary according to the particular areas of expertise being sought as a complement to the Board’s existing composition. However, in making its nominations, the Board considers, among other things, an individual’s business experience, industry experience, financial background, breadth of knowledge about issues affecting the Company, availability for meetings and consultation regarding Company matters, and other particular skills and experience possessed by the potential nominee. The Company does not currently employ an executive search firm, or pay a fee to any other third party, to locate qualified candidates for director positions. The Board does not have a nominating committee or committee performing similar functions because the Company believes that, as a Smaller Reporting Company traded on the Over The Counter Pink Sheets exchange, it is not necessary to have a separate nominating committee. Rather, the full Board participates in the consideration of director nominees. The Board considers experience and other qualifications of any nominee as well as the need for diversity in the Board’s expertise. At this time, the Board does not have a formal policy with regard to the consideration of any director candidates recommended by Company shareholders because (i) historically, the Company has not received recommendations from its shareholders and (ii) the costs of establishing and maintaining procedures for the consideration of shareholder nominations would be unduly burdensome.

■ Meetings: The Board conducted five (5) full meetings during the fiscal year ended December 31, 2019. During that fiscal year, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board held during the period he or she served as a Director and (ii) the total number of meetings held by committees of the Board on which he or she served, during the period that he or she served. The Company has not adopted a formal policy requiring Directors to attend the 2020 Annual Meeting of Shareholders.

■ Communications with Shareholders: The Board provides a process for shareholders to send communications to the Board or any of the individual Directors. Shareholders may send written communications to the Board or any Directors c/o Brian E. Powers, Crawford United Corporation, 10514 Dupont Avenue, Suite 200, Cleveland, Ohio 44108. All shareholder communications will be compiled by Mr. Brian E. Powers and submitted to the Board or the individual Director on a periodic basis.

■ Committees of the Board: The Board has the following committees:

Audit Committee: The Audit Committee of the Board of Directors (the “Audit Committee”) reviews the activities of the Company’s independent auditors and various Company policies and practices. Additional information regarding the function and governance role of the Audit Committee can be found in the “Audit Committee Report” section of this Proxy Statement.

Compensation Committee: The Compensation Committee of the Board of Directors (the “Compensation Committee”) determines and reviews overall compensation matters affecting senior managers and officers, including the granting of stock awards. The Compensation Committee cannot delegate its authority. The Compensation Committee does not have a formal charter. During the year ended December 31, 2019, the Compensation Committee met once. Members of the Compensation Committee periodically consult with our chief executive officer concerning his recommendations with respect to the compensation of the Company’s officers, other than himself. Neither the Company nor the Compensation Committee consulted any compensation consultants in connection with determining the amount of director or executive compensation with respect to the fiscal year ended December 31, 2019.

■ Oversight of Risk Management: Management is responsible for day-to-day risk assessment and mitigation activities, and the Board is responsible for risk oversight, focusing on the Company’s overall risk management strategy and the steps management is taking to manage the Company’s risks. While the Board as a whole maintains the ultimate oversight responsibility for risk management, the committees of the Board can be assigned responsibility for risk management oversight of specific areas. The Audit Committee reviews the Company’s portfolio of risk and discusses with management significant financial risks in conjunction with enterprise risk exposures, the Company’s policies with respect to risk assessment and risk management, and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Compensation Committee oversees risk management as it relates to the Company’s compensation plans, policies and practices in connection with structuring the Company’s executive compensation programs.

■ Director Independence: The Board has determined that Steven H. Rosen, Chairman of the Audit Committee, satisfies the criteria adopted by the SEC to serve as “audit committee financial expert” and all three members of such Committee are independent directors. In addition, the Board has a Compensation Committee made up of two independent directors. The Board has determined that all remaining directors are independent except for Mr. Brian E. Powers, who is currently employed by the Company. The determinations of independence described above were made using the definition for independence of directors under NASDAQ listing standards. Set forth below is the membership of the various committees at December 31, 2019 with the number of meetings held during the fiscal year ended December 31, 2019 in parentheses:

Audit Committee (3) Matthew V. Crawford Steven H. Rosen Kirin M. Smith	Compensation Committee (1) Matthew V. Crawford Luis E. Jimenez

Code of ETHICS

The Company has adopted a Code of Business Conduct for all of the Company’s directors, officers and employees. The Company has also adopted a Financial Code of Ethics for the Chief Executive Officer and Specified Financial Officers (the “Financial Code of Ethics”), which applies to the Company’s principal executive officer, principal financial officer, principal accounting officer, or controller or persons performing similar functions. The Code of Business Conduct and the Financial Code of Ethics are available on the Company’s website at http://www.crawfordunited.com/investor.html.

DIRECTOR COMPENSATION

The following table sets forth the compensation paid to non-employee Directors during the fiscal year ended December 31, 2019:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total

Edward F. Crawford (2)	$-	$31,200	$31,200
Matthew V. Crawford	-	31,200	31,200
Luis E. Jimenez	-	-	-
Steven H. Rosen (3)	-	31,200	31,200
Kirin M. Smith (4)	-	31,200	31,200

(1)

Represents the aggregate grant date fair value of Class A Common Shares awarded, calculated in accordance with FASB ASC Topic 718. On January 2, 2019, the Company awarded 3,000 Class A Common Shares to each Director under the 2013 Omnibus Equity Plan.

(2)	Edward F. Crawford resigned from the Board on June 17, 2019.

(3)

At December 31, 2019, Steven Rosen held stock options for an aggregate of 1,000 Class A Common Shares, all of which are fully vested and exercisable at an exercise price of $2.925 per Class A Common Share, and which will expire on March 8, 2022.

(4)

At December 31, 2019, Kirin Smith held stock options for an aggregate of 2,000 Class A Common Shares, all of which are fully vested and exercisable at an exercise price of $2.925 per Class A Common Share, and which will expire on March 8, 2022.

■ Generally: For the fiscal year ended December 31, 2019, both employee and non-employee Directors received no fees for attending any Board, Committee or Special Planning meetings held during the year. Each non-employee Director was awarded 3,000 shares of Class A Common Stock on January 5, 2019 under the 2013 Omnibus Equity Plan, with the exception of Luis E. Jimenez, who was nominated to the Board on March 13, 2019. No other compensation was paid to the Company’s Directors.

■ 2013 Omnibus Equity Plan: Under the Company’s 2013 Omnibus Equity Plan, the Compensation Committee of the Board has the authority to grant stock awards to members of the Board. During the fiscal year ended December 31, 2019, there were an aggregate of 12,000 Class A Common Shares awarded to the non-employee Directors of the Company under the 2013 Omnibus Equity Plan.

AUDIT COMMITTEE REPORT

The Audit Committee reports to the Board and is responsible for overseeing the Company’s accounting functions, the system of internal controls established by management, and the processes to assure compliance with applicable laws, regulations and internal policies. The Audit Committee is currently comprised of three directors, each of whom meet independence requirements under the current NASDAQ listing requirements. The Audit Committee operates under a written charter (the “Audit Committee Charter”) adopted by the Board, an amended and restated version of which was adopted in 2018. The Audit Committee Charter is reviewed annually and is available on the Company’s website at www.crawfordunited.com.

The Audit Committee has reviewed and discussed the audited financial statements with management. The Audit Committee has discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB). Audit Committee members also discussed and reviewed the results of the independent auditors’ examination of the financial statements, the quality and adequacy of the Company’s internal controls, and issues relating to auditor independence. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and has discussed with the independent auditors the independence of the auditors from the Company. Based on the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019.

The Audit Committee of The Board of Directors

  Steven H. Rosen, Chairman
  Matthew V. Crawford
  Kirin M. Smith

EXECUTIVE COMPENSATION

The following table sets forth the compensation for services in all capacities to the Company’s Chief Executive Officer and Chief Financial Officer, who are the Company’s Named Executive Officers:

Summary Compensation Table

Name; Principal Position	Year	Salary	Bonus(1)	Restricted Stock Awards(2)	Stock Option Awards	All Other Compensation	Total
Brian Powers	Fiscal Year Ended December 31, 2019	$240,000	$60,000	$ 62,400	-	-	$362,400
President and Chief Executive Officer	Fiscal Year Ended December 31, 2018	$210,833	-	$112,582	-	-	$323,415
Kelly J. Marek	Fiscal Year Ended December 31, 2019	$135,000	$5,000	$31,200	-	-	$171,200
Chief Financial Officer	Fiscal Year Ended December 31, 2018	$120,417	-	$35,000	-	-	$155,417

(1)

Represents bonuses earned from the plans described in the section “Profit Sharing Plans” below. Bonuses are normally paid after the end of the year in which the bonus was earned. Discretionary bonuses related the 2019 fiscal year were awarded in April 2020 and scheduled to be paid by July 1, 2020. There were no bonuses earned by the Named Executive Officers in fiscal

2018.

(2)	Represents the aggregate grant date fair value of Class A Common Stock and restricted share grants awarded, calculated in accordance with FASB ASC Topic 718.

■ Named Executive Officers: The Compensation Committee recommended an increase in the base salary for Mr. Powers to $240,000 effective October 1, 2018. The Committee also recommended an increase in the base salary for Kelly J. Marek, Chief Financial Officer, to $135,000 effective October 1, 2018. The Board approved the Committee’s recommendation in both cases. In January 2018, May 2018, and January 2019, Mr. Powers and Mrs. Marek were granted stock awards under the 2013 Omnibus Equity Plan based upon their performance. The Company believes the most effective compensation program rewards executives’ contribution in achieving and exceeding goals of the Company, and aligns executives’ interests with those of the stockholders. Moreover, the Company believes a successful compensation structure will help the Company attract and retain superior employees in key positions.

■ Profit Sharing Plans: Bonus distributions under the Company’s profit-sharing plans are determined by the Compensation Committee based on factors such as the employee’s influence on Company results, performance during the preceding years (with emphasis on the previous year) and the employee’s anticipated long-term contribution to corporate goals. No bonuses were earned by or paid to the Named Executive Officers for fiscal 2018.

■ 2013 Omnibus Equity Plan: Under the Company’s 2013 Omnibus Equity Plan, the Compensation Committee has the authority to grant the following types of awards to employees, executive officers, non-employee Directors and consultants: stock options, stock appreciation rights, restricted shares, restricted share units, performance shares and Class A Common Shares. Upon a termination of service with the Company, unvested awards generally terminate or are forfeited, except upon a termination of service as a result of death, disability or retirement, in which case awards held by a participant become immediately vested and, in the case of stock options or stock appreciation rights, such participant, or such participant’s estate as applicable, will be able to exercise the options for the period of time stated in the 2013 Omnibus Equity Plan or as otherwise stated in the agreement governing his or her award. Except as otherwise provided in the 2013 Omnibus Equity Plan or a specific award agreement, upon a “change in control” (as defined under the Plan) all awards generally become fully exercisable, vested, earned and payable. Restricted share awards granted to the Named Executive Officers during fiscal 2019 and 2018 are scheduled to vest in one-third annual increments beginning on the first anniversary of the date of grant.

OUTSTANDING EQUITY AWARDS

AT FISCAL YEAR-END

There were 14,334 Class A Common Shares outstanding under equity awards issued to the Named Executive Officers of the Company as of December 31, 2019. The following table shows, for the named executive officers, outstanding equity awards held by such officers at December 31, 2019:

	Option Awards			Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercis-able (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have not Vested (#)	Market Value of Shares or Units of Stock That Have not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have not Vested ($)
Brian E. Powers	-	-			10,334	$90,807	-	-

Kelly J. Marek	-	-			4,000	$37,400	-	-

PRINCIPAL ACCOUNTING FEES AND SERVICES

During the fiscal years ended December 31, 2019 and 2018, Meaden & Moore, Ltd. provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services:

	FY 2019	FY 2018
Audit Fees	$100,100	$95,500
Audit-Related Fees	0	0
Tax Fees	0	0
All Other Fees	32,000	56,200
Totals	$132,100	$151,700

■

Audit Fees: Fees for audit services include fees associated with the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q. Audit fees also include fees associated with providing consents included with, and assistance with and review of, documents filed with the SEC.

■	Audit-Related Fees: There were no Audit-Related Fees.

■	Tax Fees: Tax Fees are for assistance in the preparation of various tax forms and schedules.

■	All Other Fees: Other Fees are for services provided in connection with business transactions.

The Board has a policy to assure the independence of the Company’s independent registered public accounting firm. It is the policy of the Audit Committee of the Board to approve all engagements of the Company’s independent auditor to render audit and non-audit services prior to the initiation of such services. All services listed above were preapproved by the Audit Committee.

PROPOSAL 2:

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Audit Committee Appointment of Independent Registered Public Accounting Firm: The Audit Committee has selected the firm of Meaden & Moore, Ltd. to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020. Although ratification by the shareholders of the appointment of the Company’s independent registered public accounting firm is not required under Ohio law, the Audit Committee believes that it is appropriate to seek shareholder approval of this appointment in light of the critical role played by independent registered public accounting firm. If our shareholders fail to vote on an advisory basis in favor of the appointment, the Audit Committee will reconsider whether to retain Meaden & Moore, Ltd., and may retain that firm or another firm without submitting the matter to our shareholders. A representative of Meaden & Moore, Ltd. is expected to be present at the 2020 Annual Meeting and will have an opportunity to make a statement, if desired. The representative also is expected to be available to respond to appropriate questions from shareholders.

Ratification: At the 2020 Annual Meeting, the Board will request that the shareholders ratify the appointment by the Audit Committee of Meaden & Moore, Ltd. to act as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2020.

Approval Requirements: A favorable vote of a majority of the outstanding votes thereon present in person or by proxy at the 2020 Annual Meeting is required for approval of this proposal. The persons named in the accompanying Proxy or their substitutes will vote such Proxy for this proposal unless it is marked to the contrary. Abstentions and shares not in attendance and not voted at the 2020 Annual Meeting will have no effect on the vote for this proposal.

Board Recommendation: The Board unanimously recommends that shareholders vote IN FAVOR OF the ratification of the appointment of Meaden & Moore, Ltd as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

SHAREHOLDER PROPOSALS FOR 2021 ANNUAL MEETING

AND OTHER MATTERS

The Board of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

Any shareholder proposal intended to be presented at the 2021 Annual Meeting of Shareholders must be received by the Company’s Secretary at its principal executive offices no later than January 18, 2021 for inclusion in the Board’s Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the shareholder submitting the proposal and the number of Common Shares owned. If the proponent is not a shareholder of record, proof of beneficial ownership should also be submitted. All proposals must be a proper subject for action and comply with the Proxy rules of the SEC.

The Company may use its discretion in voting Proxies with respect to Shareholders’ proposals not included in the Proxy Statement for the 2021 Annual Meeting of Shareholders, unless the Company receives notice of such proposals prior to April 3, 2021.

Upon the receipt of a written request from any shareholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the shareholder, a copy of the Company’s Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Securities and Exchange Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company’s most recent fiscal year. Requests from beneficial owners of the Company’s voting securities must set forth a good-faith representation that, as of the record date for the 2020 Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such meeting. Written requests for such report should be directed to:

Crawford United Corporation
10514 Dupont Avenue, Suite 200
Cleveland, Ohio 44108

In addition, all shareholders will have the ability to access this Proxy Statement and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 by visiting: www.edocumentview.com/CRAWA.

You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

 /s/ Brian E. Powers

Brian E. Powers

Chairman and Chief Executive Officer

Dated:  May 11, 2020

Crawford United VOTE

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2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals – The Board of Directors recommend a vote FOR all the nominees listed and FOR item 2.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Matthew V. Crawford	☐	☐	02 - Luis E. Jimenez	☐	☐	03 - Brian E. Powers	☐	☐
04 - Steven H. Rosen	☐	☐	05 - Kirin M. Smith	☐	☐			

B Authorized Signatures – This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
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1 U P X

03TWYC

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Crawford United Corporation

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 30, 2020

Brian E. Powers and Kelly J. Marek, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Crawford United Corporation to be held on June 30, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR the election of the five director nominees nominated by the Board of Directors and FOR item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Crawford United

VOTE

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

2020 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR item 2.

1. Election of Directors:

Nominee	For	Withhold
01 - Matthew V. Crawford	☐	☐
02 - Luis E. Jimenez	☐	☐
03 - Brian E. Powers	☐	☐
04 - Steven H. Rosen	☐	☐
05 - Kirin M. Smith	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

03TWZC

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Crawford United Corporation

Notice of 2020 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — June 30, 2020

Brian E. Powers and Kelly J. Marek, or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Crawford United Corporation to be held on June 30, 2020 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the Proxies will vote FOR the election of the five director nominees nominated by the Board of Directors and FOR item 2.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)